Exhibit 10.1
Execution Version
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 30, 2009, by and among BELK, INC., a Delaware corporation, (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (the “Subsidiary Borrowers” and, together with the Company, the “Borrowers”), the Lenders party to the Credit Agreement referenced below (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders.
STATEMENT OF PURPOSE
     The Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 2, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     SECTION 1 Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
     SECTION 2 Amendments. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the Effective Date (as defined below) the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement as follows:
     (a) New Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms set forth below and on Schedule I in appropriate alphabetical order:
     “First Amendment Effective Date” means March 30, 2009.
     “UCC” means the Uniform Commercial Code as in effect in the State of North Carolina, as amended or modified from time to time.
     “2005 Senior Notes” means the $20,000,000 5.05% Senior Notes, Series A, due July 12, 2012, the $100,000,000 5.31% Senior Notes, Series B, due July 12, 2015 and the $80,000,000 Floating Rate Senior Notes, Series C, due July 12, 2012 issued by the Borrowers in favor of certain purchasers pursuant to the Note Purchase Agreement dated July 12, 2005 by and among the Borrowers and such purchasers.
     “2007 Senior Notes” means the $125,000,000 6.20% Senior Notes, due August 31, 2017, issued by the Borrowers in favor of certain purchasers pursuant to the Note Purchase Agreement dated August 31, 2007 by and among the Borrowers and such purchasers.

     (b) Amendment to “Aggregate Commitment”. The definition of “Aggregate Commitment” in Section 1.01 of the Credit Agreement is amended by adding the following sentence to the end thereof:
On the First Amendment Effective Date, the Aggregate Commitment shall be $675,000,000.
     (c) Amendment to “Fixed Charges”. The definition of “Fixed Charges” in Section 1.01 of the Credit Agreement is amended and restated as follows:
     “Fixed Charges” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP: (a) Interest Expense for such period and (b) Rental Expense for such period.
     (d) Amendment to “New Lender”. The defined term “New Lender” in Section 1.01 of the Credit Agreement is hereby deleted from the Credit Agreement. In connection with such deletion, the phrase “, and each New Lender” is deleted from the defined term “Lender” and the phrase “each such new Lender or proposed New Lender ,” is deleted from the provision at the end of Section 14.9(g) of the Credit Agreement.
     (e) Amendment to “Revolving Credit Loans”. The definition of “Revolving Credit Loan” in Section 1.01 of the Credit Agreement is amended and restated as follows:
     “Revolving Credit Loans” means any revolving loan made to the Borrowers pursuant to Section 2.1, and all such revolving loans collectively as the context requires.
     (f) Amendment to “L/C Commitment”. Clause (a) in the definition of “L/C Commitment” in Section 1.01 of the Credit Agreement is amended and restated as follows:
(a) $200,000,000 and
     (g) Amendment to “Rental Expense”. The definition of “Rental Expense” in Section 1.01 of the Credit Agreement is amended and restated as follows:
     “Rental Expense” means, for the period of four (4) consecutive fiscal quarters ending on or prior to the applicable date, payments made pursuant to all obligations of the Borrowers and their Subsidiaries under leases (other than Capital Leases) of real property or personal property, whether now existing or hereafter entered into; provided that (a) for any period during which any acquisition permitted pursuant to the terms of Section 11.3(c) is consummated, Rental Expense shall be adjusted to give effect to the consummation of such other permitted acquisition on a pro forma basis in accordance with GAAP, as if such acquisition occurred on the first day of such period, including, without limitation, adjustments reflecting any non-recurring costs, extraordinary expenses and expense savings calculated in a manner reasonably satisfactory to the Administrative Agent and (b) Rental Expense shall exclude any amounts required to be paid by any lessee (whether or not therein designated as rental or additional rental) (i) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges or

(ii) which are based on profits, revenues or sales realized by such lessee from the leased property or otherwise based on the performance of the lessee.
     (h) Amendment to “Revolving Credit Commitment”. The definition of “Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is amended by adding the following sentence to the end thereof:
The Revolving Credit Commitment of all Revolving Credit Lenders on the First Amendment Effective Date shall be $350,000,000.
     (i) Amendment to “Senior Notes”. The definition of “Senior Notes” in Section 1.01 of the Credit Agreement is amended and restated as follows:
     “Senior Notes” means the 2005 Senior Notes and the 2007 Senior Notes.
     (j) Amendment to “Term Loan Commitment”. The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is amended by adding the following sentence to the end thereof:
The Term Loan Commitment of all Lenders on the First Amendment Effective Date shall be $325,000,000.
     (k) Amendment to Section 2.7. Section 2.7 of the Credit Agreement is hereby amended and restated as follows:
SECTION 2.7 [Intentionally Omitted.]
     (l) Amendment to Section 2.8. New clauses (h) and (i) are added to Section 2.8 to the Credit Agreement as set forth on Schedule I attached hereto.
     (m) Amendment to Section 5.1(c). Subject to Schedule I, the Applicable Margin table in Section 5.1(c) of the Credit Agreement is amended and restated as set forth below:

Pricing Level	Leverage Ratio	LIBOR	Base Rate
I	Greater than or equal to 4.00 to 1.00	3.00%	2.00%
II	Greater than or equal to 3.75 to 1.00, but less than 4.00 to 1.00	2.25%	1.25%
III	Greater than or equal to 3.25 to 1.00, but less than 3.75 to 1.00	2.00%	1.00%
IV	Greater than or equal to 2.75 to 1.00, but less than 3.25 to 1.00	1.75%	0.75%
V	Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00	1.50%	0.50%
VI	Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00	1.25%	0.25%
VII	Greater than or equal to 1.25 to 1.00 but less than 1.75 to 1.00	1.00%	0.0%
VIII	Less than 1.25 to 1.00	0.75%	0.0%

     (n) Amendment to Section 5.3(a). The Commitment Fee table in Section 5.3(a) of the Credit Agreement is amended and restated as follows:

Pricing Level	Leverage Ratio	Commitment Fee
I	Greater than or equal to 4.00 to 1.00	0.500%
II	Greater than or equal to 3.75 to 1.00, but less than 4.00 to 1.00	0.400%
III	Greater than or equal to 3.25 to 1.00, but less than 3.75 to 1.00	0.350%
IV	Greater than or equal to 2.75 to 1.00, but less than 3.25 to 1.00	0.300%
V	Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00	0.200%
VI	Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00	0.150%
VII	Greater than or equal to 1.25 to 1.00 but less than 1.75 to 1.00	0.125%
VIII	Less than 1.25 to 1.00	0.100%
     (o) Amendment to Section 9.15. A new Section 9.15 is added to the Credit Agreement as set forth on Schedule I.
     (p) Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended and restated as follows
     SECTION 10.1 Leverage Ratio. As of any fiscal quarter end, permit the ratio of (a) Adjusted Debt on such date to (b) EBITDAR for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date (the “Leverage Ratio”) to be greater than Maximum Permitted Leverage Ratio. On the First Amendment Effective Date, the Maximum Permitted Leverage Ratio will be 4.25 to 1.0.
     (q) Amendment to Section 10.2. The minimum permitted Fixed Charge Coverage Ratio in Section 10.2 of the Credit Agreement is reduced from “2.00 to 1.00” to “1.75 to 1.00”.
     (r) Amendment to Section 11.1(d). The Capitalized Lease basket in Section 11.1(d) of the Credit Agreement is reduced from “$85,000,000” to “$65,000,000”.
     (s) Amendment to Section 11.1(e). The purchase money Debt basket in Section 11.1(e) of the Credit Agreement is reduced from “$75,000,000” to “$50,000,000”.
     (t) Amendment to Section 11.1(l). The additional Debt basket in Section 11.1(l) of the Credit Agreement is reduced from “$100,000,000” to “$65,000,000”.
     (u) Amendment to Section 11.2. Section 11.2 of the Credit Agreement is amended by (i) deleting “and” at the end of clause (f), (ii) replacing the “.” with “; and” at the end of clause (g) and (iii) adding a new clause (h) as set forth on Schedule I.
     (v) Amendment to Section 11.3(c)(iii). Section 11.3(c)(iii) of the Credit Agreement is amended and restated as follows:

(iii) the aggregate consideration (including cash and non-cash consideration, whether in the form of earned-out payments or other deferred payments) and any assumption of liabilities does not exceed the applicable maximum amount set forth in the table below opposite the applicable Leverage Ratio without the prior written consent of the Required Lenders:

	Maximum Single	Maximum Aggregate
Leverage Ratio	Acquisition Amount	Acquisition Amount
(Deemed to be the higher of (1) the Leverage Ratio prior to giving effect to the proposed acquisition and (2) the pro forma Leverage Ratio after giving effect to the proposed acquisition)
Greater than or equal to 4.25 to 1.00	$0.0	$0.0
Greater than or equal to 4.00 to 1.00, but less than 4.25 to 1.00	$25,000,000	$50,000,000
Greater than or equal to 3.25 to 1.00, but less than 4.00 to 1.00	$25,000,000	$100,000,000
Less than 3.25 to 1.00	$75,000,000	$250,000,000
“Maximum Aggregate Acquisition Amount” means the aggregate amount for all acquisitions (including the proposed acquisition) from the Closing Date through the later of (x) the Revolving Credit Termination Date or (y) the Term Loan Termination Date.
No Default or Event of Default shall be deemed to arise under this clause (iii) as a result of an increase in the Leverage Ratio (resulting in a corresponding decrease in the maximum permitted acquisition amounts) with respect to any acquisition consummated prior to such change in Leverage Ratio, so long as at the time such acquisition was consummated, it was permitted in accordance with this Section 11.3.
     (w) Amendment to Section 11.6. Sections 11.6(c) and (d) of the Credit Agreement are amended and restated as follows:
     (c) any Borrower or any Subsidiary may pay any other dividends or distributions not otherwise permitted by this Section 11.6; provided that (i) the aggregate of all dividends and distributions permitted by this paragraph (c) during any Fiscal Year shall not exceed the maximum amount set forth below in the table below opposite the applicable Leverage Ratio, (ii) there shall be no outstanding Revolving Credit Loans and Revolving Credit Loans shall not be used (directly or indirectly) to make such dividends and distributions under this paragraph (c), (iii) dividends and distributions may only be paid annually on a payment date that is consistent with past practices and (iv) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such dividends and distributions under this paragraph (c); and

Maximum Amount of Dividends and
Leverage Ratio	Distributions
Greater than or equal to 4.00 to 1.00	$10,000,000
Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	$20,000,000
Less than 3.50 to 1.00	5% of the Net Worth of such Borrower or such Subsidiary for such Fiscal Year
No Default or Event of Default shall be deemed to arise under this paragraph (c) as a result of an increase in the Leverage Ratio (resulting in a corresponding decrease in the maximum permitted dividend and distribution amount) with respect to the payment of any dividend or distribution actually paid during any prior Fiscal Year(s) as a result of such change in Leverage Ratio, so long as at the time such dividend or other distribution was paid, it was permitted in accordance with this Section 11.6.
     (d) the Company may purchase, redeem, retire or otherwise acquire, directly or indirectly shares of its capital stock in an amount not to exceed (i) the maximum amount, set forth below in the table below opposite the applicable Leverage Ratio, in the aggregate during any consecutive twelve (12) month period and (ii) $250,000,000 in the aggregate during the term of this Agreement; provided that (A) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such purchase, redemption, retirement or acquisition under this paragraph (d) and (B) there shall be no outstanding Revolving Credit Loans and Revolving Credit Loans shall not be used (directly or indirectly) to make such purchase, redemption, retirement or acquisition under this paragraph (d).

Maximum Amount Stock Purchases,
Redemptions, Retirements or other
Leverage Ratio	Acquisitions of Capital Stock
Greater than or equal to 4.00 to 1.00	$10,000,000
Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	$20,000,000
Less than 3.50 to 1.00	$75,000,000
No Default or Event of Default shall be deemed to arise under this paragraph (d) as a result of an increase in the Leverage Ratio (resulting in a corresponding decrease in the maximum permitted capital stock purchases, redemptions, retirements or other acquisitions) with respect to any such purchase, redemption, retirement or other acquisition actually consummated prior to such change in Leverage Ratio, so long as at the time such purchase, redemption, retirement or other acquisition of capital stock was paid, it was permitted in accordance with this Section 11.6.

     (x) Amendment to Section 11.13. A new Section 11.13 is added to the Credit Agreement as set forth on Schedule I.
     (y) Amendment to Certain Schedules. Schedules 7.1(a) and (b) to the Credit Agreement are amended and restated as attached hereto as Schedule II.
     SECTION 3 Waiver. The Lenders hereby waive any Default that may have resulted under Section 12.1(e) as a result of the Borrowers’ failure to comply with Section 9.11 in connection with the formation of Belk Ecommerce LLC on June 3, 2008.
     SECTION 4 Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Effective Date”):
     (a) This Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Borrowers, the Administrative Agent and Lenders constituting Required Lenders.
     (b) Utilization of Certain Baskets. Attached hereto as Schedule III are utilizations and available amounts, as of the First Amendment Effective Date after giving effect to all transactions contemplated by this Amendment to occur on such date, with respect to each of the permitted additional amounts (i.e., baskets) set forth in Sections 11.1(d), 11.1(e), 11.1(l), 11.3(c) and 11.5(g).
     (c) Joinder Agreement. The Administrative Agent shall have received a Joinder Agreement, a favorable legal opinion and such other documents and closing certificates requested by the Administrative Agent with respect to Belk Ecommerce LLC.
     (d) Senior Notes. (i) The 2005 Senior Notes shall not have been amended, restated, supplemented or otherwise modified since the Closing Date and (ii) the 2007 Senior Notes shall not have been amended, restated, supplemented or otherwise modified since the issuance thereof.
     (e) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender (including Wachovia Bank, National Association) consenting to this Amendment, an amendment fee in an amount equal to 0.25% of each such consenting Lender’s Aggregate Commitment.
     (f) Fees and Expenses. the Administrative Agent shall have been reimbursed for all fees (including, without limitation, the fees set forth in that certain letter agreement dated as of March 24, 2009 (as amended, restated, supplemented or otherwise modified) between Wachovia Capital Markets, LLC and the Company) and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.
     (g) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Borrowers addressed to the Administrative Agent and the Lenders (and providing for reliance with respect to the Borrowers, the Loan Documents and such other matters as the Lenders shall request, which opinion shall expressly state that the successors and assigns of the Lenders may rely on such opinion

     (h) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.
     SECTION 5 Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.
     SECTION 6 Representations and Warranties. Each Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Borrower, (d) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (e) each of the representations and warranties made by such Borrower in or pursuant to the Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.
     SECTION 7 Acknowledgement and Reaffirmation. By its execution hereof, each Borrower hereby expressly (a) consents to this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.
     SECTION 8 Costs and Expenses. The Borrowers agree to pay in accordance with Section 14.2 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
     SECTION 9 Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 10 Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.
     SECTION 11 Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
     SECTION 12 Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]

Execution Version
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:	BELK, INC.

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

BELK ADMINISTRATION COMPANY

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

BELK INTERNATIONAL, INC.

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

BELK STORES SERVICES, INC.

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

THE BELK CENTER, INC.

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

BELK ACCOUNTS RECEIVABLE LLC

By:

	Name:	Brian T. Marley
	Title:	Executive Vice President

1

BELK STORES OF VIRGINIA LLC

By:

Name:	Brian T. Marley
Title:	Executive Vice President

BELK GIFT CARD COMPANY LLC

By:

Name:	Brian T. Marley
Title:	Executive Vice President

BELK MERCHANDISING, LLC

By:

Name:	Brian T. Marley
Title:	Executive Vice President

BELK TEXAS HOLDINGS LLC

By:

Name:	Brian T. Marley
Title:	Executive Vice President

BELK DEPARTMENT STORES LP (f/k/a Belk Texas LP)

By: Belk, Inc., its General Partner

By:

Name:	Brian T. Marley
Title:	Executive Vice President

BELK ECOMMERCE LLC

By:

Name:	Brian T. Marley
Title:	Executive Vice President

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:

Name:

Title:

BANK OF AMERICA, N.A.

By:

Name:

Title:

BRANCH BANKING AND TRUST COMPANY

By:

Name:

Title:

SUNTRUST BANK

By:

Name:

Title:

REGIONS BANK

By:

Name:

Title:

JPMORGAN CHASE BANK

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

RBC BANK

By:

Name:

Title:

CAROLINA FIRST BANK

By:

Name:

Title:

FIFTH THIRD BANK

By:

Name:

Title: